UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

SCIENTURE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

20 Austin Blvd.

Commack, NY 11725

(Address of Principal Executive Offices)

(631) 670-6039

(Registrant’s Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	SCNX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 14, 2026, Scienture Holdings, Inc. (the “Company”) posted a revised investor presentation (the “Presentation”) to its website at www.scientureholdings.com. The Company intends to present at various meetings with analysts, potential investors, and other interested parties. A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information included in the Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements the Company has made or may make by press release or otherwise from time to time. The Presentation speaks as of the date of this Current Report on Form 8-K (this “Current Report”). While the Company may elect to update the Presentation in the future to reflect events and circumstances that occur or exist after the date of this Current Report, the Company expressly disclaims any obligation to do so.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

The Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in the press releases include forward-looking statements within the meaning of applicable securities laws. Such forward-looking statements include, among others, statements regarding the Company’s projects, potential financial performance, and growth opportunities. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions are intended to identify certain of these forward-looking statements. These statements are based on the Company’s expectations and involve risks, uncertainties and other important factors that could cause the actual results performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Certain risks regarding the Company’s forward-looking statements are discussed in the Company’s filings with the SEC, including an extensive discussion of these risks in the Company’s Annual Report on Form 10-K for the year ending December 31, 2025, as amended, and subsequent Quarterly Reports on Form 10-Q filed. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Current Report. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Revised Investor Presentation
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTURE HOLDINGS, INC.

	By:	/s/ Dr. Narasimhan Mani
Dr. Narasimhan Mani
Co-Chief Executive Officer

Date: September 14, 2026